--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

July 15, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2002. The net asset value at that date was $14.76. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 5.1%. This compares to the NAREIT Equity REIT Index's* total return of 5.0%. For the six months, the Fund's total return was 12.2%, compared to NAREIT's 13.7%.

    In what has been characterized by the press as a 'grim' quarter for the financial markets (the S&P 500 Index declined 13.4%), REITs extended their winning streak, now to nearly two-and-a-half years, outperforming most asset classes during this period by an extraordinary margin. Despite the continued mild deterioration in real estate fundamentals, REIT share valuations expanded moderately in the quarter. In our opinion, this is the result of the market's anticipation of a recovery that will begin to take place, property type-by-property type, as an economic expansion begins to unfold. Based on performance in both the second quarter and the first half of the year, it appears that the market expects the Regional Mall (+25.0% in the first half of 2002), Hotel (+22.7%), and Industrial (+20.8%) sectors to be the first to recover.

    The Apartment (+5.2%) and Office (+8.2%) sectors, although still producing positive returns, were exceptions to the powerful performance of REITs this year. Perhaps the most consistently strong sector of the economy has been single-family home construction. Low interest rates and the strong propensity of Americans to own their homes have created softness in many apartment markets. Exacerbating this has been developers' and owners' access to low-cost financing, which has helped create excess supply: multifamily construction has risen by about 10% from last year's levels, despite soft demand. Consequently, vacancy rates have risen and price competition is causing downward pressure on rental rates. While we are looking for these trends to abate, we have not yet seen any convincing sign that they are.

    We remain cautiously optimistic with respect to the Office sector, despite the absence of signs that a meaningful recovery in occupancies and rents is in sight. In fact, continuing layoffs and expectations of relatively slow job growth have caused some analysts to expect no recovery in many office markets until late 2003 or even 2004. In contrast to the apartment market, however, current and prospective supply of new office space has declined dramatically: construction has declined 21% from last year's levels. Also, in contrast to the Apartment sector, most office owners are selling at above-average discounts to their net asset values and below-average multiples of cash flow. This, in our opinion, suggests that the market is already discounting continued weakness in many office markets. Further, the lead time required to bring office space out of the ground is much longer than

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
for any other property type. As a result, we believe that improving occupancies and rents may be evident sooner than many currently envision. We expect that, well before any upturn, and as conditions begin to stabilize, the shares of office owners will respond very positively.

    In addition to the positive market performance of REITs so far this year, the other big story has been their much-improved access to equity and debt capital. The successful initial public offering of Heritage Property Investment Trust was the first REIT IPO since 1999. In addition, the $3.9 billion of common equity capital raised in the first half of the year places the industry in line to raise the most equity capital in several years, albeit well below the $14.6 billion raised in 1998 and the record $26.3 billion raised in 1997. REITs have also continued to take advantage of the favorable interest rate environment, raising $5.4 billion in unsecured debt in the first half of the year, up approximately 10% year over year. While much of this debt and equity capital has been used to finance property acquisitions, a great deal of it has been used to refinance existing or maturing high-cost debt. In either case, this capital was put to good use, enhancing most companies' current and long-term earnings potential.

INVESTMENT OUTLOOK

    Many have noted that in the first half of 2002 a record $2.8 billion flowed into real estate mutual funds, whose total assets of $15.4 billion at mid-year is also a record. Flows into mutual funds are considered by many to be a barometer of investor psychology and an influence over the movement of share prices. Many analysts and commentators have argued that the rise of REIT prices has had less to do with sound, or improving, fundamentals, than with the sheer power of money chasing this small group of stocks. On the contrary, we believe that the rise of REIT prices reflects an underlying trend that is much more powerful than the flow of capital into mutual funds.

    We believe that the strength of REITs is based on the market's increased confidence in their stability of cash flows, the veracity of their financial disclosure, and the sustainability and growth potential of dividends. These features, sadly, are in stark contrast to the issues that are of greatest concern to investors today with respect to much of corporate America. Nowhere is this better reflected than in the debt market for REITs. As shown in the chart below, for the first time ever, REIT unsecured debt is now trading at a yield that is lower than comparably rated industrial companies. This has nothing to do with the flow of capital into mutual funds. Rather, this is the result of the rash of downgrades in corporate America and the bankruptcy or near-bankruptcy of companies that very recently had investment-grade credit ratings. In contrast, the market appears to have greater confidence in asset-based lending. This is not confined to the public market. Because the default rate on commercial mortgages continues to hover at a record-low level (less than 1%), financial institutions have continued to extend credit to real estate owners throughout the economic downturn.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                YIELD SPREAD
                  BBB-RATED REITS LESS BBB-RATED INDUSTRIALS

                                   [GRAPH]

Jul-97   Jan-98   Jul-98   Jan-99   Jul-99   Jan-00   Jul-00   Jan-01   Jul-01   Jan-02   Jun-02
------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  15       23       34      143       82       66       83       76       24       33      -18

Source: Merrill Lynch


    To be sure, there are several things that must happen for REITs to continue to perform well. Foremost is that the economy must indeed continue on the path toward recovery, without which real estate conditions and the outlook for earnings will worsen. It is our sense that the market has already begun to factor a stronger economy with healthy job growth into REIT valuations. In addition, discipline must be maintained with respect to development so that any new demand for space is not immediately satisfied with new supply. Related to this, of course, is that the low interest rate environment and strength of real estate credit must not encourage speculative development unwarranted by fundamentals.

    Despite the strong performance of REIT shares, we continue to view their valuations as well within fair and rational bounds. On average, REITs trade at around 10x cash flow, compared to a peak of 14x and a long-term average of 12x. Also on average, REITs are currently trading close to the net asset values of their underlying properties, a level that is consistent with the historical average. The direction of net asset value is an important factor for share prices, and the prospect of improving asset values as the real estate recovery proceeds gives us further confidence in current valuations. Importantly, based on the high current dividend yield of REITs, their exceptional dividend growth potential, and the prospect of total returns from other assets, which is barely more

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
than REIT current yields alone, we believe that REITs should continue to deliver acceptable long-term total returns.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

         Cohen & Steers is online at www.cohenandsteers.com
    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.
            So visit us today at www.cohenandsteers.com

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                           NUMBER        VALUE       DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD*
                                                          ---------   ------------   --------
EQUITIES                                        99.13%
  COMMON STOCK                                  78.18%
    APARTMENT/RESIDENTIAL                       12.49%
         Apartment Investment & Management Co --
           Class A.....................................     73,200    $  3,601,440     6.67%
         Camden Property Trust.........................     58,800       2,177,364     6.86
         Gables Residential Trust......................     83,200       2,656,576     7.55
         Home Properties of New York...................     41,400       1,570,716     6.33
         Post Properties...............................     77,600       2,340,416    10.34
         Summit Properties.............................     87,900       2,052,465     8.14
         United Dominion Realty Trust..................    168,200       2,649,150     7.05
                                                                      ------------
                                                                        17,048,127
                                                                      ------------
    DIVERSIFIED                                  2.34%
         Colonial Properties Trust.....................     82,100       3,197,795     6.78
                                                                      ------------
    HEALTH CARE                                 10.39%
         Health Care Property Investors................     63,900       2,741,310     7.55
         Healthcare Realty Trust.......................    126,700       4,054,400     7.44
         Nationwide Health Properties..................    202,300       3,793,125     9.81
         Ventas........................................    281,700       3,591,675     7.45
                                                                      ------------
                                                                        14,180,510
                                                                      ------------
    INDUSTRIAL                                   4.52%
         First Industrial Realty Trust.................     98,800       3,245,580     8.28
         ProLogis......................................    112,500       2,925,000     5.46
                                                                      ------------
                                                                         6,170,580
                                                                      ------------
    OFFICE                                      22.52%
         Arden Realty..................................    147,800       4,204,910     7.10
         Brandywine Realty Trust.......................    232,900       6,032,110     6.80
         Crescent Real Estate Equities Co..............    149,700       2,799,390     8.02
         Equity Office Properties Trust................    113,600       3,419,360     6.64
         Highwoods Properties..........................    171,100       4,448,600     9.00
         Mack-Cali Realty Corp.........................    158,800       5,581,820     7.06
         Prentiss Properties Trust.....................    133,600       4,241,800     7.06
                                                                      ------------
                                                                        30,727,990
                                                                      ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                           NUMBER        VALUE       DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD*
                                                          ---------   ------------   --------
    OFFICE/INDUSTRIAL                            7.02%
         Kilroy Realty Corp............................     49,100    $  1,313,425     7.40%
         Liberty Property Trust........................    156,000       5,460,000     6.74
         Reckson Associates Realty Corp -- Class B.....    110,000       2,805,000    10.18
                                                                      ------------
                                                                         9,578,425
                                                                      ------------
    SHOPPING CENTER                             18.90%
      COMMUNITY CENTER                           4.77%
         Developers Diversified Realty Corp............    150,100       3,377,250     6.76
         Federal Realty Investment Trust...............     67,200       1,862,112     6.93
         Kramont Realty Trust..........................     36,600         585,234     8.13
         Urstadt Biddle Properties -- Class A..........     60,000         684,000     7.19
                                                                      ------------
                                                                         6,508,596
                                                                      ------------
      REGIONAL MALL                             14.13%
         CBL & Associates Properties...................    112,300       4,548,150     5.48
         General Growth Properties.....................     36,800       1,876,800     5.10
         Glimcher Realty Trust.........................     60,100       1,111,850    10.40
         Macerich Co...................................     81,100       2,514,100     7.10
         Mills Corp....................................     95,300       2,954,300     7.06
         Simon Property Group..........................    128,100       4,719,204     5.97
         Taubman Centers...............................    102,400       1,561,600     6.69
                                                                      ------------
                                                                        19,286,004
                                                                      ------------
         TOTAL SHOPPING CENTER.........................                 25,794,600
                                                                      ------------
             TOTAL COMMON STOCK (Identified
                cost -- $84,726,445)...................                106,698,027
                                                                      ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                           NUMBER        VALUE       DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD*
                                                          ---------   ------------   --------
PREFERRED STOCK                                 20.95%
  APARTMENT/RESIDENTIAL                          6.05%
         Apartment Investment & Management Co., 9.00%,
           Series C....................................     44,000    $  1,105,280     8.96%
         Apartment Investment & Management Co., 8.75%,
           Series D....................................     10,000         248,000     8.79
         Apartment Investment & Management Co., 9.375%,
           Series G....................................    173,200       4,452,972     9.10
         Apartment Investment & Management Co., 10.10%,
           Series Q....................................     25,000         666,000     9.50
         Apartment Investment & Management Co., 10.00%,
           Series R....................................     18,100         477,840     9.47
         BRE Properties, 8.08%, Series B...............     52,000       1,302,600     8.06
                                                                      ------------
                                                                         8,252,692
                                                                      ------------
  DIVERSIFIED                                    1.81%
         Colonial Properties Trust, 8.75%,
           Series A....................................     98,800       2,466,048     8.77
                                                                      ------------
  HEALTH CARE                                    2.68%
        #Nationwide Health Properties, 7.677%,
           Series P....................................     47,000       3,666,000     9.85
                                                                      ------------
  HOTEL                                          0.11%
         FelCor Lodging Trust, 9.00%, Series B.........      2,000          49,760     9.04
         Host Marriott Corp, 10.00%, Series C..........      4,000         104,400     9.58
                                                                      ------------
                                                                           154,160
                                                                      ------------
  OFFICE                                         5.18%
         Alexandria Real Estate Equities, 9.10%,
           Series B....................................     13,900         365,014     8.68
         CarrAmerica Realty Corp., 8.57%, Series B.....     26,400         667,920     8.46
         CarrAmerica Realty Corp., 8.55%, Series C.....     15,500         392,305     8.46
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)......................     75,500       1,470,740     8.68
         #Highwoods Properties, 8.625%, Series A.......      4,300       4,173,688     8.88
                                                                      ------------
                                                                         7,069,667
                                                                      ------------
  SHOPPING CENTER -- REGIONAL MALL               5.12%
         CBL & Associates Properties, 8.75%,
           Series B....................................     13,000         652,860     8.72
         Crown American Realty Trust, 11.00%,
           Series A....................................     55,400       3,085,780     9.87
         Taubman Centers, 8.30%, Series A..............    139,500       3,250,350     8.93
                                                                      ------------
                                                                         6,988,990
                                                                      ------------
             TOTAL PREFFERED STOCK (Identified
                cost -- $26,029,440)...................                 28,597,557
                                                                      ------------
             TOTAL EQUITIES (Identified
                cost -- $110,755,885)..................                135,295,584
                                                                      ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2002 (UNAUDITED)

                                                          PRINCIPAL       VALUE
                                                            AMOUNT       (NOTE 1)
                                                          ----------   ------------
CORPORATE BOND                                   0.44%
        #Host Marriott, LP, 9.50%, due 1/15/07
           (Identified cost -- $600,685)...............   $  600,000   $    600,915
                                                                       ------------
COMMERCIAL PAPER                                 1.03%
         United Bank of Switzerland Financial,
           1.89%, due 7/01/02 (Identified
           cost -- $1,409,000)..........................   1,409,000      1,409,000
                                                                       ------------
TOTAL INVESTMENTS (Identified
  cost -- $112,765,570) ....................... 100.60%                 137,305,499
LIABILITIES IN EXCESS OF OTHER ASSETS .........  (0.60)%                   (820,993)
                                                ------                 ------------
NET ASSETS (Equivalent to $14.76 per share
  based on  9,249,159 shares of capital stock
  outstanding) ................................ 100.00%                $136,484,506
                                                ------                 ------------
                                                ------                 ------------

-------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

 # Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $112,765,570) (Note 1).......................  $137,305,499
    Cash....................................................            81
    Dividends and interest receivable.......................     1,007,928
    Receivable for investment securities sold...............        26,704
    Other assets............................................        12,441
                                                              ------------
         Total Assets.......................................   138,352,653
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     1,733,004
    Payable to investment adviser...........................        77,385
    Payable to administrator................................         5,079
    Other liabilities.......................................        52,679
                                                              ------------
         Total Liabilities..................................     1,868,147
                                                              ------------
NET ASSETS applicable to 9,249,159 shares of $0.001
  par value common stock outstanding (Note 5)...............  $136,484,506
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
  ($136,484,506[div]9,249,159 shares outstanding)...........  $      14.76
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      14.90
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........          0.95%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $114,575,785
    Distributions in excess of net investment income........      (154,760)
    Accumulated net realized loss on investments sold.......    (2,476,448)
    Net unrealized appreciation on investments..............    24,539,929
                                                              ------------
                                                              $136,484,506
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            STATEMENT OF OPERATIONS
                            FOR THE SIX MONTHS ENDED
                           JUNE 30, 2002 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 4,853,910
    Interest income.........................................       43,329
                                                              -----------
         Total Income.......................................    4,897,239
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      450,615
    Reports to shareholders.................................       51,858
    Professional fees.......................................       33,268
    Directors' fees and expenses (Note 2)...................       19,125
    Administration fees (Note 2)............................       14,893
    Registration and filing fees............................       14,500
    Transfer agent fees.....................................       11,677
    Custodian fees and expenses.............................        9,726
    Miscellaneous...........................................        6,929
                                                              -----------
         Total Expenses.....................................      612,591
                                                              -----------
Net Investment Income.......................................    4,284,648
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................    3,437,502
    Net change in unrealized appreciation on investments....    9,138,100
                                                              -----------
         Net realized and unrealized gain on investments....   12,575,602
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $16,860,250
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE
                                                    SIX MONTHS ENDED        FOR THE
                                                     JUNE 30, 2002        YEAR ENDED
                                                      (UNAUDITED)      DECEMBER 31, 2001
                                                      -----------      -----------------
Change in Net Assets:
    From Operations:
         Net investment income.....................   $  4,284,648       $  8,276,158
         Net realized gain/(loss) on investments...      3,437,502         (2,499,611)
         Net change in unrealized appreciation on
            investments............................      9,138,100         10,660,057
                                                      ------------       ------------
              Net increase in net assets resulting
                from operations....................     16,860,250         16,436,604
                                                      ------------       ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income.....................     (4,439,408)        (6,569,865)
         Tax return of capital.....................             --         (1,846,456)
                                                      ------------       ------------
              Total dividends and distributions to
                shareholders.......................     (4,439,408)        (8,416,321)
                                                      ------------       ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from shares issued
            in exchange for the net assets of Cohen
            & Steers Realty Income Fund, Inc.......             --         24,638,520
                                                      ------------       ------------
         Total increase in net assets..............     12,420,842         32,658,803
    Net Assets:
         Beginning of period.......................    124,063,664         91,404,861
                                                      ------------       ------------
         End of period.............................   $136,484,506       $124,063,664
                                                      ------------       ------------
                                                      ------------       ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                               FOR THE SIX
                                              MONTHS ENDED           FOR THE YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2002   ---------------------------------------------
PER SHARE OPERATING PERFORMANCE:               (UNAUDITED)     2001     2000      1999       1998     1997
--------------------------------              -------------   ------   -------   -------    -------  ------
Net asset value, beginning of period........     $13.41       $12.35   $ 10.63    $12.35    $17.51   $16.87
                                                 ------       ------   -------   -------    ------   ------
Income from investment operations:
    Net investment income...................       0.46         0.97      0.94      1.01      1.17     1.10
    Net realized and unrealized gain/(loss)
      on investments........................       1.37         1.08      1.74     (1.74)    (3.36)    2.38
                                                 ------       ------   -------   -------    ------   ------
        Total from investment operations....       1.83         2.05      2.68     (0.73)    (2.19)    3.48
                                                 ------       ------   -------   -------    ------   ------
Less dividends and distributions to
  shareholders from:
    Net investment income...................      (0.48)       (0.77)    (0.74)    (0.83)    (0.74)   (0.96)
    Net realized gain on investments........         --           --        --        --     (2.05)   (1.88)
    Tax return of capital...................         --        (0.22)    (0.22)    (0.16)    (0.18)      --
                                                 ------       ------   -------   -------    ------   ------
        Total from dividends and
          distributions to shareholders.....      (0.48)       (0.99)    (0.96)    (0.99)    (2.97)   (2.84)
                                                 ------       ------   -------   -------    ------   ------
        Net increase/(decrease) in net
          assets............................       1.35         1.06      1.72     (1.72)    (5.16)    0.64
                                                 ------       ------   -------   -------    ------   ------
Net asset value, end of period..............     $14.76       $13.41   $ 12.35    $10.63    $12.35   $17.51
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------
Market value, end of period.................     $14.90       $13.60   $11.875   $10.625    $12.81   $17.75
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------
-----------------------------------------------------------------------------------------------------------
Total market value return(1)................      13.21%(2)    23.34%    21.53%  - 10.18%  - 12.20%   24.96%
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------
Total net asset value return(1).............      12.15%(2)    16.82%    26.17%   - 6.77%  - 14.21%   20.57%
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).....     $136.5       $124.1   $  91.4     $78.7    $ 91.4   $129.6
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------
Ratio of expenses to average daily net
  assets (before expense reduction).........       0.95%(3)     1.18%     1.16%     1.18%     1.14%    1.22%
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------
Ratio of expenses to average daily net
  assets (net of expense reduction).........       0.95%(3)     1.18%     1.15%     1.12%     1.12%    1.17%
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------
Ratio of net investment income to average
  daily net assets (before expense
  reduction)................................       6.66%(3)     7.39%     8.24%     8.61%     7.35%    6.12%
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------
Ratio of net investment income to average
  daily net assets (net of expense
  reduction)................................       6.66%(3)     7.39%     8.25%     8.67%     7.37%    6.17%
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------
Portfolio turnover rate(%)..................         13%(2)       34%       31%       62%       76%      41%
                                                 ------       ------   -------   -------    ------   ------
                                                 ------       ------   -------   -------    ------   ------

-------------------
(1) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, (the 'Act') as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Interest

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) income is recognized on the accrual basis. Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

    Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will only borrow when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Advisor') serves as the investment adviser to the Fund, pursuant to an Advisory Agreement (the 'Advisory Agreement'). The Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Advisor, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed daily and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the six months ended June 30, 2002, the Fund incurred investment advisory fees of $450,615.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Director's Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation from the Fund for their services. For the six months ended June 30, 2002, fees and related expenses accrued for non-affiliated directors totaled $19,125.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2002, totaled $17,402,956 and $17,299,786, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2002, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $111,356,570
                                                    ------------
                                                    ------------
Gross unrealized appreciation.....................  $ 25,535,924
Gross unrealized depreciation.....................  $   (995,995)
                                                    ------------
Net unrealized appreciation.......................  $ 24,539,929
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities, and capital loss carryforwards retained from the fund reorganization. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts.

NOTE 5. COMMON STOCK

    At June 30, 2002, the Fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 9,249,159 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 38,125 shares.

NOTE 6. SUBSEQUENT EVENT

    On July 1, 2002, the Board of Directors of the Fund declared a dividend of $0.08 per share payable on July 31, 2002 to shareholders of record on July 15, 2002.

NOTE 7. QUARTERLY DATA (UNAUDITED)

                                                                                         NET
                                                           NET REALIZED AND     INCREASE/(DECREASE) IN
                  TOTAL INVESTMENT    NET INVESTMENT    UNREALIZED GAIN/(LOSS)   NET ASSETS RESULTING
QUARTERLY PERIOD       INCOME             INCOME            ON INVESTMENTS         FROM OPERATIONS
----------------  -----------------  -----------------  ----------------------  ----------------------
                               PER                PER                    PER                     PER
FISCAL 2002         AMOUNT    SHARE    AMOUNT    SHARE     AMOUNT       SHARE      AMOUNT       SHARE
-----------         ------    -----    ------    -----     ------       -----      ------       -----
March 31.....     $2,352,726  $0.25  $1,996,183  $0.22  $  8,190,960   $ 0.89   $ 10,187,143   $ 1.10
June 30......      2,544,513   0.28   2,288,465   0.24     4,384,642     0.48      6,673,107     0.73
                  ----------  -----  ----------  -----  ------------   ------   ------------   ------
                  $4,897,239  $0.53  $4,284,648  $0.46  $ 12,575,602   $ 1.37   $ 16,860,250   $ 1.83
                  ----------  -----  ----------  -----  ------------   ------   ------------   ------
                  ----------  -----  ----------  -----  ------------   ------   ------------   ------



                    DIVIDENDS AND       NET ASSETS AT
QUARTERLY PERIOD    DISTRIBUTIONS       END OF PERIOD
----------------  -----------------  --------------------
                              PER                   PER
FISCAL 2002        AMOUNT    SHARE      AMOUNT     SHARE
-----------        ------    -----      ------     -----
March 31.....    $(2,219,700) $(0.24) $132,031,107 $14.27
June 30......     (2,219,708)  (0.24)  136,484,506  14.76
                  ---------   ------
                 $(4,439,408) $(0.48)
                  ---------   ------
                  ---------   ------


                               PER                PER                    PER                     PER
FISCAL 2001         AMOUNT    SHARE    AMOUNT    SHARE     AMOUNT       SHARE      AMOUNT       SHARE
-----------         ------    -----    ------    -----     ------       ------     ------       ------
March 31.....     $1,803,248  $0.24  $1,529,969  $0.20  $  3,463,378   $ 0.47   $  4,993,347   $ 0.68

June 30......      2,353,911   0.29   2,053,668   0.26    10,650,167     1.25     12,703,835     1.51

September 30...    2,761,623   0.30   2,467,444   0.27    (9,089,219)   (0.98)    (6,621,775)   (0.72)

December 31...     2,682,842   0.29   2,225,077   0.24     3,136,120     0.34      5,361,197     0.58
                  ----------  -----  ----------  -----  ------------   ------   ------------   ------
                  $9,601,624  $1.12  $8,276,158  $0.97  $  8,160,446   $ 1.08   $ 16,436,604   $ 2.05
                  ----------  -----  ----------  -----  ------------   ------   ------------   ------
                  ----------  -----  ----------  -----  ------------   ------   ------------   ------

                              PER                   PER
FISCAL 2001        AMOUNT    SHARE      AMOUNT     SHARE
-----------        ------    -----      ------     -----
March 31.......  $(1,775,679) $(0.24) $ 94,622,529  $12,79
June 30........   (1,923,691)  (0.24)  130,044,916   14.06
September 30...   (2,219,821)  (0.24)  121,199,597   13.10
December 31....   (2,497,130)  (0.27)  124,063,664   13.41
                 ----------   ------
                 $(8,416,321)  $(0.99)
                  ---------   ------
                  ---------   ------

                               PER                PER                    PER                     PER
FISCAL 2000         AMOUNT    SHARE    AMOUNT    SHARE     AMOUNT       SHARE      AMOUNT       SHARE
-----------         ------    -----    ------    -----     ------       ------     ------       ------

September 30...   $2,042,401  $0.28  $1,797,346  $0.25  $  5,193,914   $ 0.70   $  6,991,260   $ 0.94
December 31...     2,361,398   0.32   2,122,168   0.28       291,502     0.04      2,413,670     0.33
                  ----------  -----  ----------  -----  ------------   ------   ------------   ------
                   $4,403,799   0.60  $3,919,514  $0.53  $  5,485,416   $ 0.74   $  9,404,930   $ 1.27
                   ----------  -----  ----------  -----  ------------   ------   ------------   ------
                  ----------  -----  ----------  -----  ------------   ------   ------------   ------

                               PER                   PER
FISCAL 2000       AMOUNT      SHARE      AMOUNT      SHARE
-----------       ------      -----     -------     -----
September 30..   $(1,775,697)  $(0.24)  $90,766,872  $12.27
December 31...    (1,775,681)   (0.24)   91,404,861   12.35
                 -----------   ------
                 $(3,551,378)  $(0.48)
                 -----------   ------
                 -----------   ------

                         AVERAGE ANNUAL TOTAL RETURNS*
                    (PERIODS ENDED JUNE 30, 2002) (UNAUDITED)

                                                 SINCE INCEPTION
                          ONE YEAR  FIVE YEARS      (9/27/93)
                          --------  ----------      ---------
                            12.59%     8.27%          10.78%

-------------------

* Based on net asset value.

                        REINVESTMENT PLAN
   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

      NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c)
   OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY
   PURCHASE, FROM TIME TO TIME, SHARES OF ITS COMMON STOCK IN
   THE OPEN MARKET.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                 PROXY RESULTS

    During the six month period ended June 30, 2002, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2002. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------
                                                        SHARES VOTED   SHARES VOTED
                                                           FOR         AUTHORITY WITHHELD
-----------------------------------------------------------------------------------------
1. To elect Director
   Gregory C. Clark...................................   8,657,015           61,073
   Bonnie Cohen.......................................   8,654,712           62,876
   Richard J. Norman..................................   8,656,315           61,773
   Willard H. Smith Jr................................   8,657,120           60,968

-----------------------------------------------------------------------------------------
                                                 SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                    FOR          AGAINST        ABSTAIN
-----------------------------------------------------------------------------------------
2. To ratify
   PricewaterhouseCoopers LLP as the Fund's
   certified public accountants................   8,640,083        39,562         41,443

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                           PRIVACY POLICY
    -----------------------------------------------------------
    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The Fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the Fund's transfer agent, that assist the Fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the Fund restricts access to personal information about its shareholders to employees of the Adviser who have a legitimate business need for the information.
    -----------------------------------------------------------


--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                 COHEN & STEERS                                        COHEN & STEERS
               EQUITY INCOME FUND                                       REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX



            FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                 COHEN & STEERS                                        COHEN & STEERS
               SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                     KEY INFORMATION

Robert H. Steers                           INVESTMENT ADVISER
Director and Chairman                      Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
Martin Cohen                               New York, NY 10017
Director and President                     (212) 832-3232

Gregory C. Clark                           FUND ADMINISTRATOR AND CUSTODIAN
Director                                   State Street Bank and Trust Company
                                           225 Franklin Street
Bonnie Cohen                               Boston, MA 02110
Director
                                           TRANSFER AGENT
George Grossman                            Equiserve Trust Company
Director                                   150 Royall Street
                                           Canton, MA 02021
Richard J. Norman                          (800) 426-5523
Director
                                           LEGAL COUNSEL
Willard H. Smith Jr.                       Simpson Thacher & Bartlett
Director                                   425 Lexington Avenue
                                           New York, NY 10017
Adam Derechin
Vice President and Assistant Treasurer     New York Stock Exchange Symbol: RFI
                                           Website: www.cohenandsteers.com
Lawrence B. Stoller
Assistant Secretary                        This report is for shareholder
                                           information. This is not a prospectus
                                           intended for use in the purchase or
                                           sale of Fund shares. Past performance
                                           is of course no guarantee of future
                                           results and your investment may be worth
                                           more or less at the time you sell.

--------------------------------------------------------------------------------
                                       20

                                 COHEN & STEERS
                               ------------------

                            TOTAL RETURN REALTY FUND

                              -------------------
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                             STATEMENT OF DIFFERENCES
                              ------------------------

The division sign shall be expressed as.................................. [div]